Financial risk management	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Financial risk management

19. Financial risk management

The Group’s approach to the management of financial risks together with sensitivity analyses of its financial instruments is set out below.

Treasury policy

Pearson’s treasury function has primary responsibility for managing certain financial risks to which the Group is exposed. The Group’s treasury policies are approved by the Board of Directors annually and the Audit Committee receives regular reports on the Group’s treasury activities, policies and procedures. The Group’s treasury function is not run as a profit centre and does not enter into any transactions for speculative purposes.

The treasury function is permitted to use derivatives for risk management purposes which may include interest rate swaps, rate caps and collars, currency rate swaps and forward foreign exchange contracts, of which interest rate swaps and forward foreign exchange swaps are the most commonly used.

Capital risk

The Group’s primary objective when managing capital is to safeguard its ability to continue as a going concern and retain financial flexibility by maintaining a strong balance sheet. The Group aims to maintain net debt at a level less than 1.5 times EBITDA, which is consistent with a solid investment grade rating (assuming no material deterioration in trading performance) and provides comfortable headroom against covenants. This should permit the business to invest in organic growth. Shareholder returns are made through a sustainable and progressive dividend policy. Any surplus cash is returned to shareholders via share buybacks or special dividends.

The Group is currently rated BBB (negative outlook) with Standard and Poor’s and Baa2 (negative outlook) with Moody’s.

Net debt

The Group’s net debt position is set out below:

All figures in £ millions	2017	2016
Cash and cash equivalents	645	1,459
Marketable securities	8	10
Derivative financial instruments	—	(93)
Bank loans and overdrafts	(15)	(39)
Bonds	(1,062)	(2,420)
Finance lease liabilities	(8)	(9)

Net debt	(432)	(1,092)

Interest and foreign exchange rate management

The Group’s principal currency exposure is to the US dollar which represents more than 60% of the Group’s sales.

The Group’s long-term debt is primarily held in US dollars to provide a natural hedge of this exposure, which is achieved through issued US dollar debt or by converting euro debt to US dollars using cross-currency swaps.

As at 31 December 2017, £674m of the Group’s debt is held at fixed rates (2016: £650m), with £411m held at floating rates (2016: £1,818m), partially offset by US dollar cash balances which attract floating rate interest. As at 31 December 2017, a 1% movement in US dollar interest rates for one year would result in a £2m movement in the interest charge (2016: £13m).

Overseas profits are converted to sterling to satisfy sterling cash outflows such as dividends at the prevailing spot rate at the time of the transaction. To the extent the Group has sufficient sterling, US dollars may be held as dollar cash to provide a natural offset to the Group’s debt or to satisfy future US dollar cash outflows.

The Group does not have significant cross border foreign exchange transactional exposures.

As at 31 December 2017, the sensitivity of the carrying value of the Group’s financial instruments to fluctuations in interest rates and exchange rates is as follows:

All figures in £ millions	Carrying value	Impact of 1% increase in interest rates	Impact of 1% decrease in interest rates	Impact of 10% strengthening in sterling	Impact of 10% weakening in sterling
Investments in unlisted securities	77	—	—	(6)	7
Cash and cash equivalents	645	—	—	(54)	66
Marketable securities	8	—	—	—	—
Derivative financial instruments	—	(26)	26	1	(1)
Bonds	(1,062)	45	(48)	97	(118)
Other borrowings	(23)	—	—	2	(2)
Liability to purchase own shares	(151)	—	—	—	—
Other net financial assets	497	—	—	(41)	50

Total financial instruments	(9)	19	(22)	(1)	2

The table shows the sensitivities of the fair values of each class of financial instruments to an isolated change in either interest rates or foreign exchange rates. Other net financial assets comprises trade receivables less trade payables. A significant proportion of the movements shown above would impact equity rather than the income statement due to the location and functional currency of the entities in which they arise and the availability of net investment hedging.

The Group’s income statement is reported at average rates for the year while the balance sheet is translated at the year-end closing rate. Differences between these rates can distort ratio calculations such as debt to EBITDA and interest cover. Adjusted operating profit translated at year-end closing rates would be £22m lower than the reported figure of £576m at £554m (2016: £55m higher if translated at the year-end 2016 rate instead of the 2016 average rate at £690m compared with a reported figure of £635m). EBITDA translated at year-end closing rates would be £25m lower than the reported figure of £738m at £713m (2016: £63m higher if translated at the year-end 2016 rate instead of the 2016 average rate, at £848m, compared with a reported figure of £785m).

Liquidity and re-financing risk management

The Group regularly reviews the level of cash and debt facilities required to fund its activities. This involves preparing a prudent cash flow forecast for the next three to five years, determining the level of debt facilities required to fund the business, planning for shareholder returns and repayments of maturing debt, and identifying an appropriate amount of headroom to provide a reserve against unexpected outflows.

At 31 December 2017, the Group had cash of £0.6bn and an undrawn US dollar denominated revolving credit facility due 2021 of $1.75bn (£1.3bn). At 31 December 2016, the Group had cash of £1.5bn and an undrawn US dollar denominated revolving credit facility due 2021 of $1.75bn (£1.4bn).

The $1.75bn facility contains interest cover and leverage covenants which the Group has complied with for the year ended 31 December 2017.

At the end of 2017, the currency split of the Group’s trade payables was US dollar £137m, sterling £58m and other currencies £90m (2016: US dollar £164m, sterling £67m and other currencies £102m) . Trade payables are all due within one year (2016: all due within one year).

The following table analyses the Group’s bonds and derivative assets and liabilities into relevant maturity groupings based on the remaining period at the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows (including interest) and as such may differ from the amounts disclosed on the balance sheet.

	Analysed by maturity				Analysed by currency
All figures in £ millions	Less than one year	Later than one year but less than five years	Five years or more	Total	USD	GBP	Other	Total
At 31 December 2017
Bonds	20	601	533	1,154	184	—	970	1,154
Rate derivatives – inflows	(38)	(975)	(684)	(1,697)	(53)	(751)	(893)	(1,697)
Rate derivatives – outflows	48	1,060	667	1,775	1,003	751	21	1,775

Total	30	686	516	1,232	1,134	—	98	1,232

At 31 December 2016
Bonds	82	1,308	1,292	2,682	1,732	—	950	2,682
Rate derivatives – inflows	(103)	(1,086)	(867)	(2,056)	(239)	(838)	(979)	(2,056)
Rate derivatives – outflows	82	1,202	891	2,175	1,308	838	29	2,175

Total	61	1,424	1,316	2,801	2,801	—	—	2,801

Financial counterparty risk management

Counterparty credit limits, which take published credit rating and other factors into account, are set to cover the Group’s total aggregate exposure to a single financial institution. The limits applicable to published credit rating bands are approved by the Chief Financial Officer within guidelines approved by the board. Exposures and limits applicable to each financial institution are reviewed on a regular basis.

Cash deposits and derivative transactions are made with approved counterparties up to pre-agreed limits. To manage counterparty risk associated with cash and cash equivalents, the Group uses a mixture of money market funds as well as bank deposits. As at 31 December 2017, 58% of cash and cash equivalents was held with investment grade bank counterparties, 38% with AAA money market funds and 4% held with non-investment grade bank counterparties. As at 31 December 2017, the Group had a net exposure of £24m with investment grade counterparties for derivative transactions.